UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 30, 2007

Date of Report (date of earliest event reported)

HEMOSENSE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32541	77-0452938
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

651 River Oaks Parkway

San Jose, California 95134

(Address of principal executive offices)

(408) 719-1393

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Disclosure under Item 5.02(e) below is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e) On January 30, 2007, HemoSense, Inc. (the “Company”) and James D. Merselis, the Company’s Chief Executive Officer, entered into Amendment No. 1 (the “Amendment”) to Mr. Merselis’ existing employment agreement with the Company. Pursuant to the Amendment, Mr. Merselis will receive accelerated vesting of all of his unvested shares then subject to outstanding stock options or restricted stock in the event that, following a change of control of the Company, he is terminated without cause or constructively terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEMOSENSE, INC.

Date: January 31, 2007	By:	/s/ James D. Merselis
President and Chief Executive Officer